First Quarter Fiscal 2018 Earnings November 7, 2017 Exhibit 99.2

This presentation contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as ”expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 24, 2017, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this presentation. Safe Harbor Statement

Non-GAAP Results •In evaluating our business, we consider and use non-GAAP net income, which we define as net income excluding share-based compensation, acquisition related costs, and certain other non-cash or recurring and non-recurring items we do not believe are indicative of our core operating performance as a supplemental measure of operating performance. •Non-GAAP net income is not a measurement of our financial performance under GAAP and should not be considered as an alternative to GAAP net income. We present non-GAAP net income because we consider it an important supplemental measure of our performance since it facilitates operating performance comparisons from period to period by eliminating potential differences in net income caused by the existence and timing of share-based compensation charges, acquisition related costs, and certain other non-cash or recurring and non-recurring items. •Non-GAAP net income has limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP net income. The principal limitations of this measure are that it does not reflect our actual expenses and may thus have the effect of inflating our net income and net income per share as compared to our operating results reported under GAAP. •Please see our first quarter fiscal 2018 press release for additional discussion of our use of non-GAAP financial measures, and the tables attached to the end of this presentation for a complete reconciliation of GAAP to non-GAAP financial measures used in this presentation.

Synaptics Key Commentary Consumer IoT business off to a strong start; to approach 25% of total revenue in Q2 FY18 Solutions for Infinity Displays on track with in-display fingerprint and OLED DDIC; first optical fingerprint product to start mass production by end of CY17 Restructuring to capitalize on acquisition synergies and to align resources with high growth opportunities; targeted annualized savings of $40M exiting Q4 FY18 First half of FY18 shaping up as anticipated; 2H FY18 expected to be driven by in-display fingerprint solutions

Q1 FY18 Financial Results Year over Year Q1’18 Q1’17 Delta $ Delta % Revenue $417.4 $386.2 $31.2 8% GAAP Net Income ($26.5) $3.7 ($30.2) -816% GAAP EPS Diluted ($0.79) $0.10 ($0.89) -890% Non-GAAP Net Income $35.1 $34.2 $0.9 3% Non-GAAP EPS Diluted $1.03 $0.96 $0.07 7%       Quarter over Quarter Q1’18 Q4’17 Delta $ Delta % Revenue $417.4 $426.5 ($9.1) -2% GAAP Net Income ($26.5) $17.8 ($44.3) -249% GAAP EPS Diluted ($0.79) $0.51 ($1.30) -255% Non-GAAP Net Income $35.1 $41.4 ($6.3) -15% Non-GAAP EPS Diluted $1.03 $1.18 ($0.15) -13% Q1’18 is a 14 week period, all other quarters presented are 13 week periods See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures

Q1 FY17 and FY18 Results vs Q1 FY18 Guidance Q1’18 is a 14 week period, all other quarters presented are 13 week periods Q1’18 Guidance did not include impact of Marvell multimedia business acquisition, while Q1’18 Actual Results include $15.7M of revenue from the Marvell multimedia business acquisition Q1’18 IoT Product Line includes $20.2M of revenue previously classified as Mobile (Video Interface and Automotive) and recently closed acquisitions Q1’17 IoT Product Line includes $17.3M of revenue previously classified as Mobile (Video Interface and Automotive) Q1’17 Results Q1’18 Results Q1’18 Guidance Revenue $386.2M $417.4M $380M - $420M Gross Margin % 35.2% 35.2% 34% - 36% Op Expenses $93.9M $106.1M $98M-$102M Non-GAAP EPS $0.96 $1.03 $0.85 - $1.15 Mobile 81% 70% 73% PC 14% 16% 16% IoT 5% 14% 11% See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures

First Quarter Fiscal 2018 Cash & Debt Debt amounts presented above are as of the end of each quarter presented and represent the balances due to third parties and exclude discount & debt issuance cost adjustments as presented on our balance sheet. Q1’17 Q2’17 Q3’17 Q4’17 Q1’18 $301 $347 $329 $224 $368 $525 $ Millions Cash Debt $231 $228 $220 $200

First Quarter Fiscal 2018 Balance Sheet Balances presented above are as of the end of each quarter presented Q1’18 Cash balance reflects the impact of $397M used for acquisitions, $94 million used for share repurchases, net debt cash inflows of $293M, and $40M cash flow from operations Q1’18 Inventory balance includes $23.5M of purchase accounting inventory fair value adjustment Current Liabilities balance reflects current liabilities except for debt Debt, net balance reflects debt net of discount and debt issuance costs and includes current portion of debt In Millions Q1’17 Actual Q4’17 Actual Q1’18 Results Q1’18 vs Q4’17 Cash & Investments $301 $368 $200 ($168) AR 239 255 254 (1) Inventory 153 131 180 49 PP&E 109 114 120 6 Other 439 399 723 324 Total Assets $1,241 $1,267 $1,477 $210 Current Liabilities 290 295 276 (19) Debt, net 228 217 438 221 Other Liabilities 24 15 17 2 Shareholder’s Equity $699 $740 $746 $6 Total Liabilities & Equity $1,241 $1,267 $1,477 $210

Second Quarter Fiscal 2018 guidance See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures Q2’18 Guidance includes revenue from recently closed Conexant and Marvell multimedia business acquisitions Q2’17 IoT Product Line includes $20.9M of revenue previously classified as Mobile (Video Interface and Automotive) Q1’18 is a 14 week period, all other quarters presented are 13 week periods Q2’17 Results Q1’18 Results Q2’18 Guidance Revenue $461.3M $417.4M $410M - $450M Gross Margin % 32.8% 35.2% 35% - 37% Op Expenses $90.8M $106.1M $110M - $114M Non-GAAP EPS $1.49 $1.03 $1.00 - $1.15 Mobile 81% 70% 62% PC 14% 16% 14% IoT 5% 14% 24%

Revenue Trend Q1’18 is a 14 week period, all other quarters presented are 13 week periods Mid Point (Guidance) Q1’17 Q2’17 Q3’17 Q4’17 Q1’18 Q2’18 $386.2 $461.3 $444.2 $426.4 $417.4 $430.0 $ Millions Mobile PC IoT

Non-GAAP Net Income & EPS Fiscal Quarter Trend $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 Mid Point (Guidance) $34.3 $53.5 $44.9 $41.4 $35.1 $37.6 Q1’17 Q2’17 Q3’17 Q4’17 Q1’18 Q2’18 $0.96 $1.49 $1.27 $1.18 $1.03 $1.08 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $ Millions Non-GAAP Net Income Non-GAAP EPS Q1’18 is a 14 week period, all other quarters presented are 13 week periods

GAAP to Non-GAAP Reconciliation Tables GAAP operating expenses Acquisition and integration related costs Share-based compensation Restructuring costs Non-GAAP operating expenses $ 131.3 (8.0) (15.8) (1.4) $ 106.1 $ 109.9 (2.4) (15.0) (1.7) $ 90.8 $ 117.8 (4.5) (14.1) (5.3) $ 93.9 GAAP gross margin – percentage of revenue Acquisition related costs – percentage of revenue Share-based compensation – percentage of revenue Non-GAAP gross margin – percentage of revenue 27.4% 7.6% 0.2% 35.2% 30.1% 2.6% 0.1% 32.8% 32.0% 3.1% 0.1% 35.2% Q1‘18 Q2’17 Q1’17

GAAP net income/(loss) per share - diluted Acquisition and integration related costs Share-based compensation Restructuring costs Other non-cash items, net Equity investment loss Non-GAAP tax adjustments Non-GAAP share adjustment Non-GAAP net income per share - diluted $ (0.79) 1.19 0.49 0.04 0.17 0.01 (0.06) (0.02) $ 1.03 $ 0.64 0.40 0.44 0.05 (0.05) – 0.01 – $ 1.49 $ 0.10 0.47 0.41 0.15 – – (0.17) – $ 0.96 GAAP to Non-GAAP Reconciliation Tables - continued GAAP net income/(loss) Acquisition and integration related costs Share-based compensation Restructuring costs Other non-cash items, net Equity investment loss Non-GAAP tax adjustments Non-GAAP net income $ (26.5) 39.7 16.5 1.4 5.7 0.4 (2.1) $ 35.1 $ 22.8 14.4 15.6 1.7 (1.6) – 0.5 $ 53.4 $ 3.7 16.7 14.6 5.3 (0.1) – (6.0) $ 34.2 Q1’18 Q2’17 Q1’17